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                                                                Exhibit 23.1

          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-2 (No. 33-61049) and Form S-8 (No. 333-108748, No. 333-48233, No. 333-36258, No. 333-55729, No. 33-35247 and No. 33-62734) of
The Jones Financial Companies, L.L.L.P. of our reports dated March 24, 2005 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.





/s/ PricewaterhouseCoopers LLP
St. Louis, Missouri
March 30, 2005



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